UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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Filed by a Party Other than the Registrant ☐

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☑ Definitive Proxy Statement	☐ Definitive Additional Materials
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ZAPATA CORPORATION
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 14, 2009

To Our Stockholders:

You are cordially invited to attend the Annual Meeting of Stockholders of Zapata Corporation, to be held on June 3, 2009, at 10:00 a.m., local time, at the Canandaigua Inn on the Lake, 770 South Main Street, Canandaigua, New York, 14424.

At the meeting, stockholders will be asked to consider matters contained in the enclosed Notice of Annual Meeting of Stockholders, we will report on the progress of the Company, comment on matters of interest and respond to your questions. Either through online availability or delivery as requested, a copy of the Company’s Annual Report to Stockholders for the year ended December 31, 2008 containing our consolidated financial statements preceded or accompanies this mailing.

We are pleased this year to take advantage of the Securities and Exchange Commission rule allowing companies to furnish proxy materials to their stockholders over the Internet. We believe that this process expedites shareholders’ receipt of proxy materials while lowering costs to the company.

Registered stockholders can vote their shares by using a toll-free telephone number or through the Internet. Instructions for using these convenient services are provided on the proxy card. You may still vote your shares by marking your votes on the proxy/instruction card. You may also vote your shares in person if you attend the Annual Meeting thereby canceling any proxy previously given.

We appreciate your continued interest in Zapata.

Sincerely,

Avram A. Glazer
Chairman of the Board,
President and Chief Executive Officer

ZAPATA CORPORATION
100 MERIDIAN CENTRE, SUITE 350
ROCHESTER, NEW YORK 14618
(585) 242-2000

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JUNE 3, 2009

To the Stockholders of Zapata Corporation:

Notice is hereby given that the Annual Meeting of Stockholders (the “Annual Meeting”) of Zapata Corporation, a Nevada corporation (“Zapata” or the “Company”), will be held on June 3, 2009 at the Canandaigua Inn on the Lake, 770 South Main Street, Canandaigua, New York, 14424 at 10:00 a.m., local time, for the following purposes:

1. To elect three Class II directors;

2. To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm; and

3. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

Either through online availability or delivery as requested, a copy of the Annual Report of the Company’s operations during the year ended December 31, 2008 preceded or accompanies this mailing. The Company’s Proxy Statement and a proxy/voting instruction card (“Proxy Card”) accompany this Notice. The enclosed Proxy Statement contains information regarding the matters to be acted upon at the Annual Meeting.

The Board of Directors of the Company has set the close of business on April 8, 2009 as the record date for the Annual Meeting. Only stockholders of record at the close of business on the record date are entitled to notice of, and to vote at the Annual Meeting and any adjournments thereof. The stock transfer books of the Company will not be closed following the record date. A list of such stockholders will be available at the principal office of the Company for inspection at least ten (10) days prior to the Annual Meeting.

Stockholders are cordially invited and encouraged to attend the Annual Meeting in person. In the event that stockholders cannot attend the Annual Meeting, registered stockholders can vote their shares by completing and returning the enclosed Proxy Card, properly signed, by using a toll-free telephone number or through the Internet. Instructions for using these convenient services are provided on the Proxy Card.

By Order of the Board of Directors,

Avram A. Glazer
Chairman of the Board,
President and Chief Executive Officer

Rochester, New York
April 14, 2009

ZAPATA CORPORATION
100 MERIDIAN CENTRE, SUITE 350
ROCHESTER, NEW YORK 14618
(585) 242-2000

PROXY STATEMENT

GENERAL INFORMATION ABOUT THE PROXY STATEMENT AND ANNUAL MEETING

This Proxy Statement, the accompanying Notice of Annual Meeting of Stockholders and Proxy/Voting Instructions Card (the “Proxy Card”) are being furnished to the stockholders of Zapata Corporation (“Zapata” or the “Company”) by the Board of Directors of the Company (the “Board of Directors” or the “Board”) in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders to be held on June 3, 2009, at 10:00 a.m., local time, at the Canandaigua Inn on the Lake, 770 South Main Street, Canandaigua, New York, 14424 and at any adjournments thereof (the “Annual Meeting”).

On or about April 22, 2009, Zapata began mailing a notice containing instructions on how to access this proxy statement and the accompanying annual report online and Zapata began mailing a full set of the proxy materials to shareholders who had previously requested delivery of the materials in paper copy. The principal executive offices of the Company are located at 100 Meridian Centre, Suite 350, Rochester, New York 14618; telephone (585) 242-2000.

How to Vote

Your vote is very important and we hope that you will attend the Annual Meeting. However, whether or not you plan to attend the Annual Meeting, please vote by proxy in accordance with the instruction on your proxy card, voting instruction form (from your bank or broker), or the instructions that you received through electronic mail. There are three convenient ways of submitting your vote:

•	Voting by Internet — You can vote via the Internet by visiting the website noted on your proxy card. Internet voting is available 24 hours a day. We encourage you to vote via the Internet, as it is the most cost-effective way to vote. If you vote via the Internet, it is not necessary to return your proxy card.

•	Voting by telephone — You can also vote your shares by telephone by calling the toll-free telephone number indicated on your proxy card and following the voice prompt instructions. Telephone voting is available 24 hours a day. If you vote over the telephone, it is not necessary to return your proxy card.

•	Voting by mail — if you choose to vote by mail, simply mark your proxy card, sign and date it, and return it in the enclosed postage-paid envelope.

To request a paper copy of materials and proxy card, please follow the instructions below under “Electronic Availability of Proxy Statement and Annual Report.”

Electronic Availability of Proxy Statement and Annual Report

As permitted by Securities and Exchange Commission (“SEC”) rules, we are making this proxy and our annual report available to stockholders electronically via the Internet on the Company’s website under the “Annual Meeting and Materials” heading at www.zapatacorp.com. On April 22, 2009, we began mailing to our stockholders a notice containing instructions on how to access this proxy statement and our annual report and how to vote online. If you received that notice, you will not receive a printed copy of the proxy materials unless you request it by following the instructions contained on the notice or set forth in the following paragraph.

If you received a paper copy of this proxy statement by mail and you wish to receive a notice of availability of next year’s proxy statement instead, please change your election with American Stock Transfer and Trust if you are a registered holder at www.voteproxy.com. If you are a beneficial or “street name” shareholder, please contact your broker.

By opting to receive the notice of availability and accessing your proxy materials online, you will save the Company the cost of producing and mailing documents to you and reduce the amount of mail you receive. If you received electronic or paper notice of availability of these proxy materials and wish to receive paper delivery of a full set of proxy materials, you may do so at www.voteproxy.com, or at www.proxyvote.com for beneficial or “street name” shareholders.

Reduce Duplicate Mailings

The SEC allows the Company to deliver a single proxy statement and annual report to an address shared by two or more stockholders. This delivery method, referred to as “householding,” can result in significant cost savings for the Company. In order to take advantage of this opportunity, Zapata and banks and brokerage firms that hold your shares have delivered only one proxy statement and annual report to multiple stockholders who share an address unless the Company has received contrary instructions from one or more of the stockholders. The Company will deliver promptly without charge, upon written or oral request to the Vice-President Finance and Chief Financial Officer, Zapata Corporation, 100 Meridian Centre, Suite 350, Rochester, New York 14618, (585) 242-2000, a separate copy of the proxy statement and annual report to a stockholder at a shared address to which a single copy of the documents was delivered.

Stockholders of record sharing an address who are receiving multiple copies of proxy materials and wish to receive a single copy of such materials in the future should submit their request to the Company in the same manner. If you are the beneficial owner, but not the record holder, of the Company’s shares and wish to receive only one copy of the proxy statement and annual report in the future, you will need to contact your broker, bank or other nominee to request that only a single copy of each document be mailed to all stockholders at the shared address in the future.

Matters to be Considered at the Annual Meeting

At the Annual Meeting, including any adjournment(s) thereof, the stockholders of Zapata will be asked to consider and vote upon the proposals to elect directors and to ratify the Company’s independent registered public accounting firm. The director nominees and the proposal to ratify the Company’s independent registered public accounting firm are described in more detail in this Proxy Statement.

Record Date; Outstanding Shares; Quorum

The Board of Directors has fixed the close of business on April 8, 2009 (the “Record Date”) as the date for the determination of stockholders who are entitled to vote at the Annual Meeting and at any adjournment(s) or postponement(s) thereof. As of the Record Date, the Company’s outstanding capital stock consisted of 19,276,334 shares of Common Stock which was held by approximately 1,850 holders of record. Each share of Common Stock is entitled to one vote in the election of directors and on each matter submitted for stockholder approval. The Common Stock is the Company’s only outstanding class of stock as of the date of this Proxy Statement.

Quorum; Abstentions and Non-Votes; Vote Required

The presence at the meeting, in person or by proxy, by the holders of a majority of the Company’s outstanding shares of voting stock is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes (which occur if a broker or other nominee does not have discretionary authority and has not received voting instructions from the beneficial owner with respect to the particular item) are counted for purposes of determining the presence or absence of a quorum for the transaction of business. If there are not sufficient shares represented in person or by proxy at the meeting to constitute a quorum, the meeting may be adjourned or postponed in order to permit further solicitations of proxies by the Company.

With respect to the election of three Class II directors, the three nominees receiving the highest number of affirmative votes will be elected as Class II directors. The proposal to ratify the appointment of Deloitte & Touche LLP (“Deloitte”) as the Company’s independent registered public accounting firm will be approved if the number of votes cast in favor of the action exceeds the number of votes cast in opposition and a quorum is present.

Abstentions and broker non-votes will have no effect on the outcome of the election of directors or the approval of the independent registered public accounting firm.

The Malcolm I. Glazer Family Limited Partnership, a Nevada limited partnership (the “Glazer Partnership”), which, as of the date of this Proxy Statement, held approximately 51% of the outstanding shares of Common Stock, has notified the Company that it intends to vote all of its shares at the Annual Meeting in favor of the election of nominees for director named herein and for the ratification of the appointment of Deloitte.

Voted Proxies

All shares which are entitled to vote and are represented at the Annual Meeting by properly executed proxies received prior to or at the meeting that have not been revoked, will be voted as specified in the proxy. If no instructions have been given in a proxy and authority to vote such shares has not been withheld, the shares represented thereby will be voted: for the election of all nominees for director named herein; for the ratification of the appointment of Deloitte as the Company’s independent registered public accounting firm; and, in the discretion of the persons named in the proxy, in the proxy holders discretion on any other business that may properly come before the Annual Meeting. Proxies may be revoked at any time prior to the exercise thereof by filing with the Corporate Secretary, at the Company’s principal executive offices, a written revocation or a duly executed proxy bearing a later date or by appearing at the meeting and voting in person.

Stockholder List

For a period of at least ten (10) days prior to the Annual Meeting, a complete list of stockholders entitled to vote at the meeting will be available at the principal office of the Company so that stockholders of record may inspect the list only for proper purposes.

Expenses of Solicitation

The Company pays the cost of preparing, assembling and mailing this proxy-soliciting material, and all costs of solicitation, including certain expenses of brokers and nominees who mail proxy material to their customers or principals.

PROPOSAL 1

ELECTION OF DIRECTORS

Pursuant to the Company’s Articles of Incorporation (the “Articles”) and By-Laws, the Board of Directors has fixed the size of the Board at seven (7) directors. The Articles provide for division of the Board into three classes (Class I, Class II and Class III) of as nearly equal number of directors as possible. Thus, Class I and Class III are comprised of two directors each and Class II is comprised of three directors.

The term of each class of directors is three years with the term for one class expiring each year in rotation. As a result, each year, one class of directors is elected. The term of the Class II directors expires at the Annual Meeting.

Proxies cannot be voted for a greater number of persons than the three nominees named. If any nominee becomes unavailable for any reason, shares represented by the proxies designated as such in the enclosed Proxy Card will be voted for such person or persons, if any, as may be designated by the Board of Directors. At present, it is not anticipated that any nominee will be unable to serve. Directors will be elected by a plurality of the votes cast for each director at the Annual Meeting.

Nominees for Election as Directors

Class II Directors — Three Year Term Expiring in the Year 2009

Avram A. Glazer, age 48, has been a director since July 1993. Mr. A. Glazer has served as President and Chief Executive Officer of the Company since March 1995, and has also served as Chairman of the Board since March 2002. Mr. A. Glazer serves as a director, President, and Chief Executive Officer of Zap.Com Corporation (OTCBB: ZPCM), Zapata’s 98%-owned subsidiary (which until December 2000 was an Internet advertising and e-commerce network company, and is currently a public shell company). Until December 2006, Mr. A. Glazer was the Chairman of the Board and a director of Omega Protein Corporation, a position that he held since January 1998. Additionally, until December 2005, Mr. A. Glazer was the Chairman of the Board and a director of Zapata’s former majority owned subsidiary, Safety Components International, Inc. (OTCBB: SAFY), a position he held since January 2004. Since June 2005, Mr. A. Glazer has also served on the Board of Directors of Manchester United. Mr. A. Glazer is the brother of Bryan G. Glazer, Edward S. Glazer and Darcie S. Glazer.

Warren H. Gfeller, age 56, has served as a director since May 1997. For more than the past five years, Mr. Gfeller has operated Clayton/Hamilton Equities, L.L.C., Stranger Valley Company, L.L.C. and Tatgc Chemical and Manufacturing, Inc. Mr. Gfeller serves as a director and as Chairman of the Audit Committee of Inergy, LP (NASD: NRGY), director and Chairman of the Audit Committee of Inergy Holdings, LP (NASD: NRGP), and as a director of Gardner Bancshares, Inc. and the Kansas Wildscape Foundation. Additionally, from December 2003 until March 2008, Mr. Gfeller served as Chairman of the Board of Directors and member of the Audit Committee of Duckwall-ALCO Stores, Inc. (NASD: DUCK). Mr. Gfeller serves on the Audit and Compensation Committees of the Company’s Board of Directors.

John R. Halldow, age 41, has served as a director since June 2001. Mr. Halldow is the founder and President of The Rockland Group, a government affairs and public relations consulting firm located in Rochester, New York. From March 2003 through September 2008, Mr. Halldow served as the Director of Public Affairs for Rural Metro Medical Services. Mr. Halldow serves on the Audit Committee of the Company’s Board of Directors.

THE BOARD RECOMMENDS A VOTE “FOR” THE ELECTION OF ALL NOMINEES AS CLASS II DIRECTORS.

Information Regarding Directors who are not Nominees for Election and are Continuing in Office

Class III Nominees — Three Year Term Expiring in the Year 2010

Edward S. Glazer, age 39, has served as a director since 1997. For more than the past five years, he has been employed by, and has worked on behalf of, Malcolm I. Glazer. Mr. E. Glazer has also been employed by, and has worked on behalf of, a number of entities owned and controlled by Malcolm I. Glazer, including The Tampa Bay

Buccaneers, where he serves as the Executive Vice President. Mr. E. Glazer is the brother of Avram A. Glazer, Bryan G. Glazer and Darcie S. Glazer.

Robert V. Leffler, Jr., age 63, has served as a director since 1995. For more than the past five years, Mr. Leffler has owned and operated the Leffler Agency, an advertising and marketing/public relations firm based in Baltimore, Maryland and Tampa, Florida, which specializes in sports, rental real estate and broadcast television. Mr. Leffler serves on the Audit and Compensation Committees of the Company’s Board of Directors.

Class I Directors — Three Year Term Expiring in the Year 2011

Darcie S. Glazer, age 40, has served as a director since March 2002. For more than the past five years, Ms. Glazer has been employed by, and has worked on behalf of, Malcolm I. Glazer, a self-employed private investor whose diversified portfolio includes professional sports franchises, real estate and other ventures as well as owning and controlling The Malcolm I. Glazer Family Limited Partnership. Ms. Glazer has also been employed by, and has worked on behalf of, a number of entities owned and controlled by Malcolm I. Glazer including First Allied Corporation where she serves as the Executive Vice President. Ms. Glazer served as an investment analyst for Zapata from 1996 to February 2001. Until June 2005, Ms. Glazer also served as a director of Omega Protein Corporation (NYSE: OME), Zapata’s former majority-owned subsidiary. Ms. Glazer is the sister of Avram A. Glazer, Bryan G. Glazer, and Edward S. Glazer.

Bryan G. Glazer, age 44, has served as a director since May 1997. For more than the past five years, Mr. B. Glazer has been employed by, and has worked on behalf of, Malcolm I. Glazer. Mr. B. Glazer has also been employed by, and has worked on behalf of, a number of entities owned and controlled by Malcolm I. Glazer including The Tampa Bay Buccaneers, a National Football League franchise, where he serves as the Executive Vice President. Mr. B. Glazer also serves as a director of Manchester United, an English football club. Mr. B. Glazer is the brother of Avram A. Glazer, Edward S. Glazer and Darcie S. Glazer.

PROPOSAL 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

On April 4, 2007, the Audit Committee of the Board of Directors (1) notified PricewaterhouseCoopers LLP (“PwC”) that it had been dismissed as the Company’s independent registered public accounting firm, and (2) determined to engage Deloitte to conduct review engagements of the Company’s quarterly financial statements and to audit the Company’s financial statements for the fiscal year ending December 31, 2007. The appointment of Deloitte is being submitted to the Company’s stockholders for ratification at the Annual Meeting.

The reports of PwC on the Company’s financial statements as of and for the fiscal years ended December 31, 2006 and December 31, 2005 contained no adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principle.

During the fiscal years ended December 31, 2006 and December 31, 2005 and through April 4, 2007, the Company had no disagreement with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of PwC, would have caused them to make reference thereto in their report on the Company’s financial statements for such years. During the fiscal years ended December 31, 2006 and December 31, 2005 and through April 4, 2007, none of the events described in Item 304(a)(1)(v) of Regulation S-K occurred, except that, as previously disclosed in Item 9A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2005 and in Item 4 of the Company’s Forms 10-Q for the quarters ended September 30, 2005, March 31, 2006 and June 30, 2006, the Company concluded that it had a material weakness in its internal controls over financial reporting. The Company reported that it did not maintain effective controls over the application and monitoring of its accounting for income taxes. Specifically, the Company did not have controls designed and in place to ensure the accuracy and completeness of financial information provided to the Company by third party tax advisors used in accounting for income taxes and the determination of current income taxes payable, deferred income tax assets and liabilities and the related income tax provision (benefit) and the review and evaluation of the application of generally accepted accounting principles relating to accounting for income taxes. Subsequently, in Item 4 of the Company’s Form 10-Q for the quarter ended September 30, 2006, the Company concluded that its ongoing remediation efforts resulted in control enhancements which operated for an adequate period of time to demonstrate operating effectiveness such that the material weakness no longer existed. The Company has authorized PwC to respond fully to the inquiries of Deloitte concerning the aforementioned material weakness.

PwC was provided a copy of the above disclosures and was requested to furnish a letter addressed to the SEC stating whether or not it agrees with the above statements. A letter from PwC addressed to the SEC is attached as Exhibit 16 to the Form 8-K filed by the Company with the SEC on April 5, 2007.

For the fiscal years ended December 31, 2006 and December 31, 2005 and through April 4, 2007, the Company had not on any prior occasion consulted with Deloitte regarding any of the matters set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

The Audit Committee has selected the firm of Deloitte & Touche LLP (“Deloitte”) to act as the Company’s independent registered public accounting firm and to conduct review engagements of the Company’s quarterly financial statements and to audit the Company’s financial statements for the year ending December 31, 2009. The appointment of Deloitte is being submitted to the Company’s stockholders for ratification at the Annual Meeting.

The Audit Committee considers Deloitte to be well qualified. A representative of that firm is expected to be present at the Annual Meeting to respond to appropriate questions and will be given an opportunity to make a statement if he or she so desires. Neither the firm nor any of its partners has any direct financial interest or any indirect financial interest in the Company other than as independent auditors.

This proposal will be ratified if the number of votes cast in favor of the action exceeds the number of votes cast in opposition to the action, and a quorum is present. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it is determined that such a change would be in the best interests of the Company and its stockholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE BOARD’S APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

CORPORATE GOVERNANCE

Controlled Company

The Board of Directors has determined that Zapata is a “controlled company” for the purposes of Section 303A of the New York Stock Exchange Listed Company Manual (the “NYSE Rules”), as the Malcolm I. Glazer Family Limited Partnership controls more than 50% of the Company’s voting power. A controlled company may elect not to comply with certain NYSE Rules, including (1) the requirement that a majority of the board of directors consist of independent directors, (2) the requirement that a nominating/corporate governance committee be in place that is composed entirely of independent directors with a written charter addressing the committee’s purpose and responsibilities, and (3) the requirement that a compensation committee be in place that is composed entirely of independent directors with a written charter addressing the committee’s purpose and responsibilities. Though the Company has utilized exemptions (1) and (2) above, the Company currently has a Compensation Committee comprised entirely of independent directors with a written charter addressing the committee’s purpose and responsibilities. At such time when the Company ceases to be a controlled company, it will adhere to the applicable transition periods provided for by the NYSE Rules, in coming into full compliance with all of the requirements of Section 303A of the NYSE Rules. The Board of Directors has determined that it is appropriate not to have a nominating committee because of the relatively small size of the Board of Directors and the Company’s status as a “controlled company” under applicable NYSE Rules.

Corporate Governance Guidelines and Code of Ethics and Business Conduct

The Board of Directors has adopted Corporate Governance Guidelines to assist the Board in the exercise of its responsibilities. These Guidelines reflect the Board’s commitment to monitor the effectiveness of policy and decision making both at the Board and management level, with a view to enhancing stockholder value over the long term. The Corporate Governance Guidelines address, among other things, Board composition, director qualifications standards, selection of Chairman of the Board and Chief Executive Officer, director responsibilities, board committees, etc.

The Company maintains a Code of Ethics and Business Conduct to provide guidance to all the Company’s directors, officers and employees, including the Company’s principal executive officer, principal accounting officer or controller or persons performing similar functions.

Governance Documents Availability

The Company has posted its Corporate Governance Guidelines, Code of Business Conduct and Ethics, Compensation Committee Charter and its Amended and Restated Audit Committee Charter on its website under the “Corporate Governance” heading at www.zapatacorp.com. The above referenced governance documents are also available in print without charge to any stockholder of record that makes a written request to the Company. Inquiries must be directed to the Zapata Corporation Investor Relations, 100 Meridian Centre, Suite 350, Rochester, NY 14618.

Director Independence

The Board of Directors has determined that Messrs. Gfeller, Halldow and Leffler are independent members of the Board under the NYSE Rules. Under the NYSE Rules, no director qualifies as independent unless the Board of Directors affirmatively determines that the director has no material relationship with the Company. Based upon information requested from and provided by each director concerning their background, employment and affiliations, including commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships, the Board of Directors has determined that each of the independent directors named above has no material relationship with the Company, nor has any such person entered into any material transactions or arrangements with the Company or its subsidiaries, either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company, and is therefore independent under the NYSE Rules.

As provided for under the NYSE Rules, the Board of Directors has adopted categorical standards or guidelines to assist the Board in making its independence determinations with respect to each director. Under the NYSE Rules, immaterial relationships that fall within the guidelines are not required to be disclosed in this proxy statement.

Non-Management Directors

The non-management directors meet in regularly scheduled meetings without management present. The Board has designated Mr. Robert Leffler to lead such sessions. The non-management directors can set their own agenda, maintain minutes and report back to the Board as a whole. Non-management directors who do not meet the independence requirements of the NYSE Rules and any other applicable laws, rules and regulations regarding independence may participate in these sessions, but those directors who do meet the referenced independence requirements must meet in separate executive session without the participation of other directors at least once a year.

Director Selection Process

As stated above, the Company does not have a nominating committee. Stockholders and members of the Company’s Board may, however, submit nominees for election to the Company’s Board of Directors to the entire Board for its consideration. The Board of Directors has determined that under applicable NYSE Rules, directors Gfeller, Halldow and Leffler are independent for purposes of nominating directors for election.

The Company does not have a formal policy concerning stockholder recommendations to the Board of Directors. The Board of Directors has determined that it is appropriate to not have such a policy given the infrequency of such recommendations and the Company’s status as a “controlled company” under applicable NYSE Rules. The Company did not receive any recommendations from stockholders requesting that the Board consider a candidate for inclusion among the slate of nominees in the Company’s Proxy Statement. The absence of such a policy does not mean, however, that a recommendation would not have been considered had one been received. The Board would consider any candidate proposed in good faith by a stockholder. To do so, a stockholder should send the candidate’s name, credentials, contact information, and his or her consent to be considered as a candidate to the Company’s Board of Directors at the address listed below. The proposing stockholder should also include his or her contact information and a statement of his or her share ownership (how many shares owned and for how long.)

In evaluating director nominees, the Board considers the appropriate skills and personal characteristics needed in light of the makeup of the current Board, including considerations of character, background and experience. Other than the foregoing, there are no stated minimum criteria for director nominees, although the Board of Directors may also consider such other factors as it may deem are in the best interests of the Company and its stockholders. The Board does, however, believe it appropriate for at least one member of the Board to meet the criteria for an “audit committee financial expert” as defined by Commission rules and for a “financially sophisticated” audit committee member as defined by NYSE Rules. The Company also believes it appropriate for a member or members of the Company’s management to participate as members of the Board.

The Board of Directors identifies nominees by first evaluating the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to the Company’s business and who are willing to continue in service are considered for re-nomination. If any member of the Board does not wish to continue in service or if the Board decides not to re-nominate a member for re-election, the Board then identifies the desired skills and experience of a new nominee in light of the criteria above. Current members of the Board of Directors would be polled for suggestions as to individuals meeting the criteria described above. The Board may also engage in research to identify qualified individuals. To date, the Company has not engaged third parties to identify or evaluate or assist in identifying potential nominees, although the Company reserves the right in the future to retain a third party search firm, if necessary.

Related Person Transactions

In April 2007, our board of directors adopted a written related person transaction approval policy which sets forth our Company’s policies and procedures for the review and approval of related party transactions. Per the policy, a “Related Party Transaction” is any financial transaction, arrangement or relationship (including any indebtedness or guarantee of indebtedness) or any series of similar transactions, arrangements or relationships in which the Company is a participant and in which a Related Person has a direct or indirect interest (including any transactions requiring disclosure under Item 404 of Regulation S-K under the Securities Exchange Act of 1934), other than:

•	payment of compensation by the Company to a Related Person for the Related Person’s service to the Company in the capacity or capacities that give rise to the person’s status as a “Related Person;”

•	transactions available to all employees or all shareholders of the Company on the same terms; and

•	transactions, which when aggregated with the amount of all other transactions between the Related Person and the Company, involve less than $100,000 in a fiscal year.

The Board of Directors has determined that the Audit Committee of the Board is best suited to review and approve Related Party Transactions. Accordingly, any Related Person Transaction proposed to be entered into must be reported to the Company’s Audit Committee by the Related Person involved with such proposed transaction. In reviewing proposed Related Person Transactions, disinterested members of the Audit Committee will analyze the following factors, in addition to any other factors the Committee deems appropriate, in determining whether to approve a proposed Related Person Transaction which is required to be presented to Committee by management:

•	whether the terms are fair to the Company;

•	whether the transaction is material to the Company;

•	the role the Related Person has played in arranging the Related Party Transaction;

•	the structure of the Related Party Transaction;

•	the interests of all Related Person in the Related Party Transaction; and

•	the impact, if any, of the Related Party transaction on any requirements of the Company’s financing or other agreements.

If the proposed transaction involves compensation, the Audit Committee may, at its discretion, refer the matter to the Compensation Committee.

All Related Party Transactions will be disclosed in the Company’s applicable filings when required by the Securities Act of 1933 and the Securities Exchange Act of 1934 and related rules. Furthermore, any material Related Party Transaction shall be disclosed to the full Board of Directors.

Communications with the Board of Directors

Stockholders and other interested parties who wish to communicate with the Board or any individual director, including the presiding lead non-management director, Robert V. Leffler, Jr., or all non-management directors as a group, can write to:

Zapata Corporation
Board of Directors
100 Meridian Centre, Suite 350
Rochester, New York 14618

If the letter is from a stockholder, the letter should state that the sender is a stockholder. Under a process approved by the Board and defined in the Corporate Governance Guidelines, depending on the subject matter, management will:

•	forward the letter to the director or directors to whom it is addressed;

•	attempt to handle the matter directly (as where information about the Company or its stock is requested); or

•	not forward the letter if it is primarily commercial in nature or relates to an improper or irrelevant topic.

A summary of all relevant communications that are received after the last meeting of the full Board, or of non-management directors, and which are not forwarded will be presented at each Board meeting along with any specific communication requested by a director.

Stockholders and other interested parties who have concerns or complaints relating to accounting, internal accounting controls or other matters may contact the Board’s Audit Committee by writing to the following address:

Zapata Corporation
Audit Committee
100 Meridian Centre, Suite 350
Rochester, New York 14618

You need not disclose your identity in any correspondence.

INFORMATION ABOUT COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

The Board of Directors has as two standing committees, the Audit Committee and the Compensation Committee.

Audit Committee

The Audit Committee currently is composed of Mr. Warren Gfeller (Chairman), Mr. Robert V. Leffler, Jr. and Mr. John R. Halldow. The Board of Directors has determined that Mr. Warren Gfeller qualifies as an “audit committee financial expert,” as defined by Item 407(d)(5)(ii) of Regulation S-K. The Board of Directors has determined that Messrs. Gfeller, Halldow and Leffler are independent members of this committee under applicable SEC rules, NYSE Rules and the Company’s Corporate Governance Guidelines. For additional information regarding the Audit Committee, see “Report of the Audit Committee” below.

Compensation Committee

The Compensation Committee currently is composed of Mr. Robert W. Leffler, Jr. (Chairman) and Mr. Warren H. Gfeller, and neither of them was an officer or employee of our Company or any of its subsidiaries during 2008. The Board of Directors has determined that Messrs. Gfeller and Leffler are independent members of this committee under applicable NYSE Rules and the Company’s Corporate Governance Guidelines.

The Compensation Committee operates under a written charter approved by the Committee and the Board. The agenda for meetings of the Compensation Committee is determined by its Chair. Compensation Committee meetings are regularly attended by the Committee’s outside consulting firm. The Compensation Committees Chair reports the Committee’s action on executive compensation to the Board.

The Compensation Committee’s primary responsibilities are: (i) to assist the Board in discharging its responsibilities with respect to the compensation of the Company’s executive officers, (ii) to establish the Company’s Executive Compensation Philosophy, (iii) to establish and maintain the committee charter, (iv) review the market competitiveness of all components of executive compensation in order to maintain consistency with the Executive Compensation Philosophy, (iv) review and discuss with management the Compensation Discussion and Analysis to be included in the Company’s annual proxy statement or annual report on Form 10-K filed with the SEC as required by the rules of the SEC, and (v) to prepare the Compensation Committee Report as required by the rules of the SEC. The Compensation Committee does not delegate its duties to any other person.

The Compensation Committee has the authority to retain independent legal, accounting or other experts or consultants, as it deems appropriate. The Company will provide for appropriate funding, as determined by the Compensation Committee, for payment of compensation to any advisors. The Company shall also provide for appropriate funding for ordinary administrative expenses that are necessary or appropriate in carrying out its duties.

Although the ultimate approval of the named executive officers’ compensation is made by the Compensation Committee, the Committee takes into consideration the recommendations of the chief executive officer in awarding compensation and setting compensation levels.

The Committee is supported by the Company’s Secretary and outside counsel, and the Company’s finance group which provides corporate financial information to the Committee. In addition , the Compensation Committee has regularly engaged a consultant, First Niagara Benefits Consulting, a wholly owned subsidiary of First Niagara Financial Group (“First Niagara”), to collect and update compensation information from published survey sources. The Committee also uses First Niagara to analyze the total compensation earned by the Company’s executive officers, apprize the Committee on current trends in the area of executive compensation, make recommendations to strengthen the Company’s compensation philosophy.

Meetings of the Board of Directors and its Committees

During 2008, the Board of Directors held three meetings and acted by unanimous written consent once. In addition, the Audit Committee held four meetings and the Compensation Committee held two meetings. During 2008, each director of the Company attended at least 75% of the aggregate number of meetings of the Board of Directors and committees on which each of them sit, except for Darcie Glazer and Edward Glazer who attended 67% and 33%, respectively, of the Board of Directors meetings during 2008.

The Company encourages all incumbent directors, as well as all nominees for election as director, to attend the Annual Meeting of Stockholders. Three directors attended the Company’s 2008 Annual Meeting of Stockholders.

INFORMATION ABOUT THE EXECUTIVE OFFICERS

The following sets forth certain information with respect to the executive officers of the Company, as of the date of this Proxy Statement. All officers of the Company serve at the pleasure of the Company’s Board of Directors until their successors are elected and qualified.

Name	Age	Position

Avram A. Glazer	48	Chairman of the Board, President and Chief Executive Officer
Leonard DiSalvo	50	Vice President — Finance and Chief Financial Officer

Avram A. Glazer, see Class II Directors above.

Leonard DiSalvo, age 50, joined Zapata in September 1998 and since that time has served as its Vice President — Finance and Chief Financial Officer. Mr. DiSalvo also currently serves as Vice President — Finance and Chief Financial Officer of Zap.Com Corporation, a position he has held since April 1999. Until December 2006, Mr. DiSalvo was a director of Omega Protein Corporation, a position that he held since June 2005. Additionally, until December 2005, Mr. DiSalvo was a director and Chairman of the Compensation Committee of Safety Components International, Inc., a position he held since January 2004. Mr. DiSalvo has over 20 years of experience in the areas of finance and accounting and is a Certified Public Accountant.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During 2008, Mr. Robert V. Leffler, Jr. and Mr. Warren H. Gfeller served on the Company’s Compensation Committee. Neither Mr. Leffler nor Mr. Gfeller has any relationship or been party to any transaction requiring disclosure under Item 407(e)(4) of Regulation S-K.

COMPENSATION AND BENEFITS

Summary Compensation Table

The following table discloses compensation received by our Chief Executive Officer and Chief Financial Officer, also referred to in this Proxy Statement as our “named executive officers,” for the fiscal years ended December 31, 2008 and 2007:

							Change in
							Pension
							Value and
							Nonqualified
						Non-Equity	Deferred
				Stock	Option	Incentive Plan	Compensation	All other
		Salary	Bonus	Awards	Awards	Compensation	Earnings	Compensation	Total
Name and Principal Position	Year	($)	($)	($)	($)	($)	($)(1)	($)	($)

Avram A. Glazer	2008	600,000	—	—	—	—	6,490	—	606,490
	2007	600,000	—	—	—	—	9,830	—	609,830
Leonard DiSalvo	2008	230,936	65,769	—	—	—	3,470	9,200(2)	309,375
	2007	219,230	50,000	—	—	—	6,320	9,000(2)	284,550

(1)	As the Zapata Corporation Pension Plan is frozen, the amount of future pension benefits that an employee will receive is fixed. Disclosed changes in pension value are caused by actuarial related changes in the present value of the named executive officer’s accumulated benefit. Actuarial assumptions such as age and the selected discount rate will cause an annual change in the actuarial pension value of an employee’s benefit but does not result in any change in the actual amount of future benefits that an employee will receive.

(2)	Amounts represent the Company’s matching contribution to Mr. DiSalvo’s account under the Zapata Corporation 401 (k) Plan.

Grants of Plan-Based Awards

No equity based awards were granted during 2008 or 2007.

Outstanding Equity Awards at Fiscal Year-End

	Option Awards					Stock Awards
Equity
Incentive
Plan
Awards:
			Equity					Equity	Market
			Incentive					Incentive	or Payout
			Plan					Plan	Value of
			Awards:				Market	Awards:	Unearned
	Number of	Number of	Number of			Number of	Value	Number	Shares,
	Securities	Securities	Securities			Shares	of Shares	of Shares,	Units or
	Underlying	Underlying	Underlying			or Units	or Units	Units or	Other
	Unexercised	Unexercised	Unexercised	Option		of Stock	of Stock	Other Rights	Rights
	Options	Options	Unearned	Exercise	Option	That Have	That Have	That Have	That Have
	(#)	(#)	Options	Price	Expiration	Not Vested	Not Vested	Not Vested	Not Vested
Name	Exercisable	Unexercisable	(#)	($)(1)	Date	(#)	($)	(#)	($)

Avram A. Glazer	—	—	—	—	—	—	—	—	—
Leonard DiSalvo	100,000	—	—	2.775	11/30/2011	—	—	—	—
	160,000	—	—	6.813	12/8/2013	—	—	—	—

All option awards disclosed in the preceding table are fully vested as of the date of this filing.

(1)	The exercise price of all equity awards is equal to the fair market value (closing trading price of our common stock) on the date of grant.

Option Exercises and Stock Vested

	Option Awards		Stock Awards
	Number of Shares	Value Realized on	Number of Shares	Value Realized on
	Acquired on Exercise	Exercise	Acquired on Vesting	Vesting
Name of Executive Officer	(#)	($)	(#)	($)

Avram A. Glazer	—	—	—	—
Leonard DiSalvo	—	—	—	—

No executive officers vested or were granted any stock awards during 2008 or 2007.

Pension Benefits

Zapata has a noncontributory defined benefit pension plan whose benefits are based on employees’ years of service and compensation level. All of the costs of this plan are borne by us. The plan’s participants are 100% vested in the accrued benefit after five years of service.

In 2005, our Board of Directors authorized a plan to freeze the Zapata pension plan in accordance with ERISA rules and regulations so that new employees, after January 15, 2006, are not eligible to participate in the pension plan and further benefits will no longer accrue for existing participants. Therefore, although our current named executive officers participate in this plan, they will no longer accrue additional benefits.

The following table provides information about benefits under the Zapata Pension Plan for each of our named executive officers:

		Number of Years		Present Value of	Payments During
		Credited Service		Accumulated Benefit	Last Fiscal Year
Name	Plan Name	(#)		($)	($)

Avram A. Glazer	Zapata Pension Plan	11	(1)	155,832	—
Leonard DiSalvo	Zapata Pension Plan	7	(1)	101,667	—

(1)	The Zapata Corporation Pension Plan was frozen on January 15, 2006, thereby freezing the number of years of credited service for the participants.

Nonqualified Deferred Compensation

The Company does not provide any nonqualified defined contribution or other deferred compensation plans.

Potential Payments upon Termination or Change in Control

The Company is not currently obligated to make any payments or provide any benefits to any named executive officer upon the termination of such named executive officer’s employment, a change of control of the Company, or a change in the named executive officer’s responsibilities.

The Company has established a senior executive retiree health care benefit plan, or the Health Plan. Under the Health Plan, retired senior executive officers of Zapata who are elected to their positions by the Board of Directors (and senior executive officers’ spouses) are eligible to receive health insurance benefits after their retirement from Zapata consistent with the benefits then available to employees of the Company. Participation of individuals in the Health Plan is determined by the Board of Directors upon recommendation of the Compensation Committee. There are no current participants in this plan as of the date of this filing although our current named executive officers would be eligible to participate following their retirement.

Elements of Post Termination Compensation and Benefits

Pension Plan.  A description of Zapata’s Pension Plan under which our named executive officers participate is contained above under the heading “Pension Benefits.”

401(k) Plan.  We maintain a 401(k) Plan in which eligible participants may defer a fixed amount or a percentage of their eligible compensation, subject to limitations. We make discretionary matching contribution of up to 4% of eligible compensation. Our match for the chief financial officer was $9,000 and $8,800 in 2007 and 2006, respectively. Our chief executive officer does not participate in our 401(k) Plan.

Supplemental Pension Plan.  On April 1, 1992, we adopted a supplemental pension plan, which provides supplemental retirement payments to Thomas Bowersox and Ronald Lassiter who are former executives of Zapata. The amounts of such payments equal the difference between the amounts received under the applicable pension plan and the amounts that would otherwise be received if pension plan payments were not reduced as the result of the limitations upon compensation and benefits imposed by federal law. Effective December 1994, the supplemental pension plan was frozen. Messrs. Bowersox and Lassiter are the only participants in the supplemental pension plan.

Senior Executive Health Plan.  During the second quarter of 2006 the Board of Directors established the Zapata Corporation Senior Executive Retiree Health Care Benefit Plan which was established to provide health and medical benefits for certain of our former senior executive officers. These health insurance benefits are consistent with Zapata’s existing benefits available to employees. There are no current participants in this plan as of the date of this filing although our current named executive officers would be eligible to participate following their retirement.

Employment Agreements.  Currently, all of our employees, including our executive officers, are employees at will, and as such do not have employment agreements with us.

Deferred Compensation Arrangements.  We do not currently have any deferred compensation arrangements or plans.

Other.  We also continue to provide benefits to the surviving spouse of former Zapata Chairman, B. John Mackin, under the terms of a Consulting and Retirement Agreement dated August 27, 1981. The agreement provides for health and dental benefits and annual retirement income of $112,500 for the remainder of Ms. Mackin’s life. This amount represents half of the $225,000 that was paid to the Mackins prior to Mr. Mackin’s death during 2003. Mr. Mackin retired as an employee of the Company in 1985.

Director Compensation

The following table shows for the fiscal year ended December 31, 2008 certain information with respect to the compensation of the directors of the Company:

					Change in
					Pension
					Value and
	Fees Earned			Non-Equity	Nonqualified
	or Paid in	Stock	Option	Incentive Plan	Deferred	All Other
	Cash(1)	Awards	Awards	Compensation	Compensation	Compensation	Total
Name	($)	($)	($)	($)	Earnings	($)	($)

Avram A. Glazer	—	—	—	—	—	—	—
Bryan G. Glazer	35,000	—	—	—	—	—	35,000
Darcie S. Glazer	35,000	—	—	—	—	—	35,000
Edward S. Glazer	35,000	—	—	—	—	—	35,000
Warren H. Gfeller	37,000	—	—	—	—	—	37,000
John R. Halldow	36,000	—	—	—	—	—	36,000
Robert V. Leffler	37,000	—	—	—	—	—	37,000

(1)	During 2008, directors who were not employees of the Company were paid an annual retainer of $35,000 (on a quarterly basis), plus $1,000 for each committee of the Board of Directors on which a director served. Those directors who also are employees of the Company do not receive any additional compensation for their services as directors.

The aggregate numbers of equity based awards owned by our directors as of December 31, 2008, were as follows: Mr. B. Glazer, 8,000 shares; Ms. D. Glazer, 8,000 shares; Mr. E. Glazer, 8,000 shares; Mr. Warren Gfeller, 8,000 shares; Mr. John Halldow, 8,000 shares; and Mr. Robert Leffler, 8,000 shares. All equity based awards previously granted to the directors were fully vested prior to January 1, 2008; accordingly, no amounts were included in the “Stock Awards” column to reflect expense recognized for financial statement reporting purposes in accordance with FAS 123(R).

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) requires the Company’s directors and executive officers, and persons who own more than 10% of a registered class of the Company’s equity securities, to file with the SEC and the NYSE initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Directors, officers and greater than 10% stockholders are required by the SEC’s regulations to furnish the Company with copies of all Section 16(a) forms they file. To our Company’s knowledge, based solely upon a review of the copies of such forms furnished to the Company and written representations that no other reports were required, the Company believes that during 2008, all such filings required to be made by such persons were timely made in accordance with the requirements of the Exchange Act.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee of Zapata Corporation’s Board of Directors is composed solely of independent directors and operates under a written charter adopted by the Board of Directors. The Board of Directors has adopted an amended and restated charter for the Audit Committee which governs its structure, membership and operation. A copy of the Charter is available on the Company’s website under the “Corporate Governance” heading at www.zapatacorp.com.

The primary objective and role of the Audit Committee is to (1) assist the Board in monitoring (a) the integrity of the accounting and financial reporting practices of the Company, (b) the qualifications and independence of the public accounting firm engaged to prepare or issue an audit report on the financial statements of the Company (the “independent auditor”), (c) performance of the Company’s internal audit function, and (d) the compliance by the Company with legal and regulatory requirements; and (2) prepare any reports required by law to be prepared by the Committee, including any reports required to be included in the Company’s annual proxy statement and as otherwise required by law.

The Committee has sole authority over the appointment and replacement of the independent auditor and is directly responsible for their compensation, and oversight (including resolution of disagreements between management and the independent auditor regarding financial reporting). Accordingly, the Committee pre-approves all auditing services and permitted non-audit services, including the fees and terms thereof, to be performed for the Company by its independent auditor. The Company’s independent auditor reports directly to the Audit Committee.

The Committee also maintains procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding these matters.

The Company’s independent registered public accounting firm for the year ended December 31, 2008, Deloitte, was responsible for expressing an opinion as to whether the Company’s financial statements fairly present the consolidated financial position, results of operation and cash flows of the Company in the conformity with accounting principles generally accepted in the United States, and report on internal control over financing reporting. During 2008, the Audit Committee met four times. Representatives from Deloitte were present at each of the Committee’s four meetings.

On March 3, 2009, the Audit Committee received from Deloitte the written disclosures and the letter regarding Deloitte’s independence required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. Additionally, the Audit Committee discussed with Deloitte the Company’s financial management and financial structure and the matters relating to the conduct of the audit required to be discussed by Statement on Auditing Standards 114. The Audit Committee also reviewed and discussed with the Company’s management the Company’s audited consolidated financial statements relating to 2008.

Based upon the review and discussions described above, the Audit Committee recommended to the Company’s Board of Directors that the Company’s consolidated financial statements for 2008, audited by Deloitte, be included in the Company’s 2008 Annual Report on Form 10-K filed with the SEC on March 4, 2009.

Warren H. Gfeller, Chairman
John R. Halldow
Robert V. Leffler, Jr.

AUDITORS’ FEES

Our Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by the independent auditors. Our Audit Committee pre-approved all such audit and non-audit services provided by Deloitte & Touche LLP, the Company’s independent auditors for the 2008 and 2007 fiscal years. These services have included audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent auditors and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis.

	Year Ended	Year Ended
	December 31, 2008	December 31, 2007

Audit Fees	$122,500	$134,630
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table indicates the number of shares of Zapata Common Stock owned beneficially as of April 8, 2009 by

•	each person known to the Company to beneficially own more than 5% of the outstanding shares of Common Stock,

•	each director,

•	the named executive officers, and

•	all directors and executive officers as a group.

Except to the extent indicated in the footnotes to the following table, each of the persons or entities listed therein has sole voting and investment power with respect to the shares which are reported as beneficially owned by such person or entity. The Company does not know of any arrangements, including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a change of control of the Company.

The following calculations are based upon the shares of the Company’s common stock issued and outstanding on April 8, 2009 plus the number of such shares of common stock outstanding pursuant to SEC Rule 13d-3(d)(1). Shares of the Company’s common stock subject to options exercisable within 60 days of April 8, 2009 are deemed outstanding for purposes of computing the percentage of the person holding such option but are not deemed outstanding for computing the percentage of any other person.

Zapata Corporation

Name and Address	Amount and Nature of	Percent
of Beneficial Owner	Beneficial Ownership(1)	of Class(1)

Malcolm I. Glazer(2)(3)	9,841,164	51.1%
Linda Glazer(2)	9,847,564	51.1%
Royce & Associates, LLC(4)	1,988,800	10.3%
River Road Asset Management, LLC(5)	2,026,253	10.5%
Dimensional Fund Advisors LP(6)	1,208,700	6.3%
Leonard DiSalvo(3)	260,000	1.3%
Avram A. Glazer(3)	41,120	*
Bryan G. Glazer(3)	32,737	*
Edward S. Glazer(3)	20,442	*
Warren H. Gfeller(3)	10,929	*
Robert V. Leffler, Jr.(3)	8,000	*
Darcie S. Glazer(3)	8,000	*
John R. Halldow(3)	8,000	*
All directors and executive officers of Zapata as a group (8 persons)	389,228	2.0%

*	Represents beneficial ownership of less than 1.0%.

(1)	The calculations for these columns are based upon the number of shares of Common Stock issued and outstanding on April 8, 2009, plus the number of shares of Common Stock deemed outstanding pursuant to SEC Rule 13d-3(d)(1). Shares of Company Common Stock subject to options exercisable within 60 days of April 8, 2009 are deemed outstanding for purposes of computing the percentage of the person holding such option but are not deemed outstanding for computing the percentage of any other person.

(2)	Based solely on a Schedule 13D, dated July 6, 2007, The Malcolm I. Glazer Family Limited Partnership, 270 Commerce Drive, Rochester, New York 14623 (the “Glazer Partnership”), is the beneficial and record holder of 9,813,112 shares with sole voting power over all such shares. On September 8, 2006, Malcolm Glazer’s wife, Linda Glazer, replaced him as President and sole director of the sole general partner of the Glazer Partnership. No funds or other consideration were paid in connection with this transaction. The Malcolm Glazer Revocable Trust U/A/D dated February 24, 1997, as amended (the “Trust”), is the owner of 100% of the common stock of the corporate general partner. The Trust is also the sole limited partner of the Glazer Partnership. Linda Glazer, Avram Glazer, Joel Glazer, Bryan Glazer, Kevin Glazer, Edward Glazer and Darcie Glazer (Mr. Glazer’s wife and children) are co-trustees of the Trust. Malcolm Glazer is the sole beneficiary of the Trust. Presently reported ownership of Linda Glazer includes 6,400 shares held by her directly and 28,052 shares held by Malcolm Glazer. Linda Glazer disclaims beneficial ownership of all shares reported except the 6,400 shares held by her individually. The address of Malcolm Glazer, Linda Glazer and the Malcolm Glazer Revocable Trust is 777 South Flagler Drive Suite 800, East Building, West Palm Beach, Florida 33401. The address of Malcolm I. Glazer G.P., Inc., is 2215-B Renaissance Drive, Las Vegas, Nevada 89119.

(3)	Presently reported ownership includes 260,000, 8,000, 8,000, 8,000, 8,000, 8,000 and 8,000 shares issuable under options exercisable within 60 days of April 8, 2009 held by Messrs. DiSalvo, Leffler, Gfeller, B. Glazer, E. Glazer, Ms. D. Glazer and J. Halldow, respectively.

(4)	Based solely on a Schedule 13G, dated January 30, 2009, Royce & Associates (“Royce”), LLC, 1414 Avenue of the Americas, New York, New York 10019, is the beneficial holder of 1,988,800 shares with sole voting power over all 1,988,800 shares. Royce is an investment adviser registered in accordance with SEC rules.

(5)	Based solely on a Schedule 13G, dated February 12, 2009, River Road Asset Management, LLC (“River Road”), 462 S. 4th St., Ste 1600, Louisville, KY 40202, is the beneficial owner of 1,988,364 shares with sole voting power over 1,475,963 shares. River Road is an investment adviser registered in accordance with SEC rules.

(6)	Based solely on a Schedule 13G, dated February 9, 2009, Dimensional Fund Advisors LP (“Dimensional Fund”), Palisades West, Building One, 6300 Bee Cave Road, Austin, TX 78746, is the beneficial owner of 1,208,700 shares with sole voting power over 1,200,700 shares. Dimensional Fund is an investment adviser registered in accordance with SEC rules.

The following table indicates the number of shares of common stock of Zapata’s subsidiaries owned beneficially as of April 8, 2009 by each director, named executive officer and all directors and executive officers as a group. Except to the extent indicated in the footnotes to the following table, each of the persons or entities listed therein has sole voting and investment power with respect to the shares which are reported as beneficially owned by such person or entity.

Zap.Com Corporation

Name and Address	Amount and Nature of	Percent
of Beneficial Owner	Beneficial Ownership	of Class

Avram Glazer(1)	415,000	*
Leonard DiSalvo(1)	100,000	*
All directors and executive officers of Zapata as a group	515,000	*

*	Represents beneficial ownership of less than 1.0%.

(1)	Includes 365,000 and 100,000 shares, respectively, issuable under options exercisable within 60 days of April 8, 2009 held by Mssrs. A. Glazer and DiSalvo, respectively.

OTHER MATTERS

As of the date of this Proxy Statement, the Board of Directors knows of no other matter to be presented at the Annual Meeting. If any additional matter properly comes before the meeting, it is intended that proxies in the enclosed form will be voted on the matter in accordance with the discretion of the persons named in the proxy.

STOCKHOLDER PROPOSALS FOR 2010 ANNUAL MEETING OF STOCKHOLDERS

Under applicable securities laws, stockholder proposals should be received by the Company no later than 120 days prior to April 14, 2010 to be considered for inclusion in the Company’s proxy statement relating to the 2010 Annual Stockholders Meeting. If the Company changes the date of the 2010 Annual Meeting by more than 30 days from the date of the 2009 Annual Meeting, then stockholder proposals must be received by the Company a reasonable time before the Company begins to print and mail its proxy statement for the 2010 Annual Meeting.

By Order of the Board of Directors,

Avram A. Glazer,
Chairman of the Board,
President and Chief Executive Officer

Rochester, New York
April 14, 2009

ANNUAL MEETING OF STOCKHOLDERS OF
ZAPATA CORPORATION
June 3, 2009
NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, proxy statement and proxy card
are available at www.zapatacorp.com
Please sign, date and mail
your proxy card in the
envelope provided as soon
as possible.
ê Please detach along perforated line and mail in the envelope provided. ê

20330000000000000000 9	060309

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☑

							FOR	AGAINST	ABSTAIN
1	Election of Directors				2	To ratify the appointment of Deloitte & Touche, LLP as the Company’s independent registered public accounting firm.	☐	☐	☐

NOMINEES:
☐	FOR ALL NOMINEES	O O	Avram A. Glazer Warren G. Gfeller

This proxy will be voted as directed, or if no direction is indicated, will be voted FOR Proposal 1 and 2. Any proxy which is executed in such a manner as not to withhold authority to vote for the election of any director nominee, shall be deemed to grant such authority. The Board of Directors recommends a vote FOR Proposals 1 and 2.

☐ ☐	WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See Instructions below)	O	John R. Halldow

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:
Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.